                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 31, 1999 included in Aureal Semiconductor Inc.'s Form 10-K/A-1 for the year end January 3, 1999 and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP


San Jose, California
April 15, 1999